                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                             MED-DESIGN CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                                          Draft 05 June 11, 2004

                                      THE
                               [LOGO] MED-DESIGN
                                      CORPORATION


                               2810 BUNSEN AVENUE
                            VENTURA, CALIFORNIA 93003

                          _____________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 13, 2004
                          _____________________________


To our Stockholders:

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of The Med-Design Corporation will be held at The Union League, Broad and Sansom Streets, Philadelphia, Pennsylvania, on Friday, August 13, 2004, at 1:00 p.m. local time, for the following purposes:

         1.  To elect four members of the Board of Directors.

         2. To vote upon a proposal to amend Med-Design's Certificate of Incorporation to eliminate the classification of the Board of Directors, so that each director will stand for reelection on an annual basis.

         3. To vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for 2004.

         4. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

         Only stockholders of record at the close of business on June 14, 2004, the record date, are entitled to notice of, and to vote at, the meeting or any adjournments thereof.

                                     By Order of the Board of Directors


                                     Joseph N. Bongiovanni, III
                                     Vice President and Secretary

July 7, 2004

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                                                          Draft 05 June 11, 2004

                                      THE
                               [LOGO] MED-DESIGN
                                      CORPORATION




                               2810 BUNSEN AVENUE
                            VENTURA, CALIFORNIA 93003
                             ______________________

                                 PROXY STATEMENT
                             ______________________

         This proxy statement is being furnished to the stockholders of The Med-Design Corporation, a Delaware corporation, in connection with its 2004 Annual Meeting of Stockholders to be held on August 13, 2004. The annual meeting will be held at The Union League, Broad and Sansom Streets, Philadelphia, Pennsylvania at 1:00 p.m. local time. This proxy statement and the enclosed proxy are being mailed to stockholders on or about July 7, 2004.

         The enclosed proxy is being solicited by our Board of Directors. The costs incidental to the solicitation and obtaining of proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to beneficial owners, will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, telefax, personal contact and other methods of communication. We may employ an outside firm to assist in the solicitation of proxies, and the cost, if any, for such services will be paid by us.

                          VOTING AT THE ANNUAL MEETING

RECORD DATE; PROXIES; VOTE REQUIRED

         The Board of Directors has fixed the close of business on June 14, 2004 as the record date for the annual meeting. Only stockholders of record at the close of business on the record date are entitled to vote at the annual meeting. As of the record date, we had outstanding 16,749,486 shares of common stock, $.01 par value per share. The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the annual meeting will constitute a quorum for the transaction of business. Each stockholder is entitled to one vote for each share of common stock owned of record by such stockholder on the record date with respect to each matter to be voted on at the annual meeting.

         All shares entitled to vote and represented by properly executed proxies received prior to the annual meeting and not revoked will be voted as instructed on those proxies. If no instructions are indicated, the shares will be voted FOR the election of the nominees for election as director named in this proxy statement, FOR the proposal to amend Med-Design's Certificate of Incorporation to eliminate the classification of the Board of Directors and FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP as Med-Design's independent accountants for 2004. A stockholder may revoke his or her proxy at any time before it is exercised by written notice to the Secretary of Med-Design, by delivery of a later dated signed proxy or by voting in person at the annual meeting.

         Election as a director requires a plurality of the votes present in person or represented by proxy at the annual meeting. The proposal to amend Med-Design's Certificate of Incorporation to eliminate the classification of the Board of Directors requires the affirmative vote of a majority of our outstanding shares of common stock. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as Med-Design's independent accountants for 2004 requires the affirmative vote of a majority of the votes present in person or represented by proxy at the annual meeting. With respect to any other matter that may properly be brought before the annual meeting, the affirmative vote of a majority of votes cast by the stockholders entitled to vote on the matter is required to take action unless a greater percentage is required by Delaware law.

         For the purpose of determining the vote required for approval of matters to be voted on at the annual meeting, abstentions and broker non-votes will be counted as shares that are present for purposes of determining a quorum.

                                                          Draft 05 June 11, 2004

With regard to the election of directors, votes may be cast in favor of a nominee or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors. For the proposal to amend Med-Design's Certificate of Incorporation, abstentions and broker non-votes will have the effect of a negative vote. For the proposal to ratify the appointment of PricewaterhouseCoopers LLP as Med-Design's independent accountants for 2004, abstentions will have the effect of a negative vote, while a broker non-vote will have no effect on the outcome of such proposal. "Broker non-votes" occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that proposal and has not received instructions from the beneficial owner.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of April 10, 2004 (unless otherwise indicated) information with respect to the beneficial ownership of our common stock (i) by each person known to us to own beneficially five percent or more of our outstanding common stock (the only voting class outstanding), (ii) by each director, (iii) by each of the officers named in the Summary Compensation Table included in this proxy statement and (iv) by all executive officers and directors as a group.

                                                                        NUMBER OF SHARES            PERCENT OF CLASS
                        NAME AND ADDRESS                             BENEFICIALLY OWNED (1)        BENEFICIALLY OWNED
                        ----------------                             ----------------------        ------------------
James M. Donegan.........................................                  1,164,571(2)                   6.8%

Joseph N. Bongiovanni, III...............................                    232,000(3)                   1.4%

Pasquale L. Vallone......................................                    201,026(4)                   1.2%

Gilbert M. White.........................................                    193,634(5)                   1.2%

David R. Dowsett.........................................                    122,600(6)                    *

Lawrence D. Ellis........................................                    114,200(7)                    *

Vincent J. Papa..........................................                     90,000(8)                    *

Ralph Balzano............................................                     41,333(9)                    *

James Schleif............................................                    40,841(10)                    *

D. Walter Cohen..........................................                    31,544(11)                    *

Paul D. Castignani.......................................                    21,086(12)                    *

Stephen E. Smith, Jr. ...................................                     8,794(13)                    *

State of Wisconsin Investment Board......................                 2,347,500(14)                  14.1%

SAFECO Corporation.......................................                 1,802,600(15)                  10.8%

Adage Capital Partners LP................................                 1,423,993(16)                   8.6%

All current Directors and Officers as a Group (12 persons)                2,220,676(17)                  12.7%

____________________
*Less than one percent (1%)

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days of April 10, 2004, are deemed outstanding for computing the percentage ownership of the

                                                          Draft 05 June 11, 2004

     person holding such securities but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the person named in the table has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such person.

(2) Includes 2,600 shares of common stock held by Mr. Donegan as custodian for his son, and 376,000 shares underlying options. The address of Mr. Donegan is The Med-Design Corporation, 2810 Bunsen Avenue, Ventura, California 93003.

(3)  Includes options to purchase 226,000 shares of common stock.

(4)  Includes options to purchase 52,000 shares of common stock.

(5) Includes 1,400 shares of common stock held by Mr. White's spouse and options to purchase 36,000 shares of common stock.

(6)  Includes options to purchase 112,500 shares of common stock.

(7) Includes options to purchase 88,200 shares of common stock and warrants to purchase 16,000 shares of common stock.

(8)  Includes options to purchase 68,000 shares of common stock.

(9)  Includes options to purchase 41,333 shares of common stock.

(10) Includes options to purchase 37,841 shares of common stock.

(11) Includes options to purchase 18,544 shares of common stock and warrants to purchase 12,000 shares of common stock.

(12) Includes options to purchase 18,544 shares of common stock.

(13) Includes options to purchase 8,794 shares of common stock.

(14) The information in the table is as of December 31, 2003. The principal business address of the State of Wisconsin Investment Board is 121 E. Wilson St., Madison, Wisconsin, 53707. The information in the table and this note is based on Amendment No. 2 to Schedule 13G filed with Securities and Exchange Commission on February 12, 2004 by the State of Wisconsin Investment Board.

(15) The information in the table is as of December 31, 2003 and includes 1,802,600 shares as to which SAFECO Corporation ("SAFECO"), a Washington corporation, has shared voting and investment power with: SAFECO Common Stock Trust ("Common Stock Trust") as to 1,172,500 shares; SAFECO Resource Series Trust ("Resource Series Trust") as to 630,100 shares; and SAFECO Asset Management Company ("Asset Management") as to 1,802,600 shares. The principal business addresses of certain of these entities are: SAFECO, SAFECO Plaza, Seattle, Washington 98185; Common Stock Trust, 4854 154th Place NE, Redmond, Washington 98052; Asset Management, 601 Union Street, Suite 2500, Seattle, Washington 98101; Asset Management, a subsidiary of SAFECO, is a registered investment advisor and Common Stock Trust and Resource Series Trust are registered investment companies for which Asset Management serves as an investment advisor. The information in the table and this note is based on Amendment No. 2 to Schedule 13G filed by SAFECO, Common Stock Trust, Resource Series Trust and Asset Management on February 6, 2004.

(16) The information in the table is as of December 31, 2003 and includes shares underlying warrants to purchase 335,998 shares of common stock. Adage Capital Partners, L.P., a Delaware limited partnership ("Adage"), shares voting and investment power as to the shares listed with Adage Capital Partners GP, L.L.C., a Delaware limited liability company ("Adage GP"), Adage Capital Advisors, L.L.C., a Delaware limited liability company ("Adage Advisors"), Robert Atchinson and Phillip Gross. Adage GP is the general partner of Adage, Adage Advisors is the managing member of Adage GP and Messrs. Atchinson and Gross are the managing members of Adage Advisors. The principal business address of Adage, Adage GP, Adage Advisors, Mr. Atchinson and Mr. Gross is 200 Clarendon Street, Boston, Massachusetts, 02116. The information in the table and this note is based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2004 by Adage GP and Messrs. Atchinson and Gross.

                                                          Draft 05 June 11, 2004

(17) Includes options and warrants to purchase 1,171,458 shares of common stock.

                            I. ELECTION OF DIRECTORS

         Under Med-Design's Certificate of Incorporation, the Board consists of three classes. Members of the class whose term expires at the meeting will be elected to serve until the 2007 annual meeting of stockholders and until their successors have been elected and qualified. However, if the proposal to amend the Certificate of Incorporation is approved by stockholders, the term of all directors, including those elected at the annual meeting, will end at the 2005 annual meeting.

         The Board has nominated James M. Donegan, Vince J. Papa, James E. Schleif and Stephen E. Smith for election as directors to serve until the 2007 annual meeting. Each nominee is currently a Med-Design director. Each nominee has expressed his willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee is unable to serve as a director, the proxies may be voted for one or more substitute nominees to be designated by the Board, or the Board may decide to reduce the number of directors.

         Set forth below is certain information with respect to each nominee for director as well as the directors whose terms continue after the annual meeting.

NOMINEES FOR TERMS CONTINUING UNTIL THE 2007 ANNUAL MEETING

         JAMES M. DONEGAN, 53, has served as our Chairman of the Board of Directors, Chief Executive Officer and President since 1994. From 1988 to 1994, Mr. Donegan held various positions at Chase Manhattan Bank, including marketing executive for the Structured Investment Division and most recently as Managing Director of Chase Futures Management, Inc.

         VINCENT J. PAPA, 54, has served as a director of Med-Design since 1998 and lead director since March 2004. Mr. Papa has served as Secretary and General Counsel of Energy Merchants LLC since 1999. From 1995 to 1999, Mr. Papa was a Managing Director and General Counsel for P.M.G. Capital Corp., a wholly-owned affiliate of the Pennsylvania Merchant Group.

         JAMES E. SCHLEIF, 62, has served as a director of Med-Design since April 2001. Mr. Schleif has been a healthcare industry consultant specializing in financial management and managed care since May 2000. From 1978 to May 2000, Mr. Schleif served as the Chief Financial Officer of Mercy Health System.

         STEPHEN E. SMITH, 46, has served as director of Med-Design since September 2003. Mr. Smith has been involved in the Kennedy family financial investment and real estate development business for the past 20 years. He is also a Founding Partner of K.S.S. Realty Partners and is responsible for investor relations, capital raising and investment strategy. Mr. Smith founded and is Chairman of Social Media, a media company, and Kennedy Smith Sammaweera, a real estate investment and development business specializing in developing technology related to real estate.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH NOMINEE.

DIRECTORS WITH TERMS CONTINUING UNTIL THE 2005 ANNUAL MEETING

         RALPH BALZANO, 67, has served as a director of Med-Design since January 2001. Mr. Balzano has been an independent systems consultant since January 2001 for Balzano LLC. He served as Chief Information Officer for the South Manhattan Network of New York Hospital Corporation from 1998 to 2000. Mr. Balzano served as Chief Information Officer for the City of New York and Commissioner of the Department of Information Technology & Telecommunications from 1994 to 1998.

         D. WALTER COHEN, D.D.S., 77, has served as a director of Med-Design since July 2002. Dr. Cohen is a practicing dentist with Louis Rose D.D.S. & Associates, where he has practiced since September 2003. From 1993 to 2003, Dr. Cohen was a Professor of Periodontics at the Medical College of Pennsylvania. He is also a former professor and dean of the School of Dental Medicine at the University of Pennsylvania. Dr. Cohen has authored or co-authored numerous books

                                                          Draft 05 June 11, 2004

and articles on various medical topics. He is a member of the Institute of Medicine of the National Academy of Sciences. Dr. Cohen is also a member of the Board of Directors of Atrix Laboratories, Inc.

         PAUL D. CASTIGNANI, 58, has served as a director of Med-Design since July 2002. Mr. Castignani has served as the Chief Operating Officer of Magnum Funding, Inc. since October 2003. From 1987 to 2003, Mr. Castignani held various positions at Eagle National Bank, most recently as Senior Vice President and Chief Financial Officer.

DIRECTORS WITH TERMS CONTINUING UNTIL THE 2006 ANNUAL MEETING

         JOSEPH N. BONGIOVANNI, III, 59, has served as a director of Med-Design and our Vice President and Secretary since 1994. Since 1978, Mr. Bongiovanni has been the senior partner of the law firm of Bongiovanni & Berger.

         PASQUALE L. VALLONE, 76, has served as a director of Med-Design since 1998. Mr. Vallone has been a consultant for U.S. Aviation Underwriters, Inc. since July 1997. Mr. Vallone served in the underwriting and technical areas at U.S. Aviation Underwriters for fifty years until his retirement as a Senior Vice President in June 1997.

         GILBERT M. WHITE, 66, has served as a director of Med-Design since 1994 and served as an Executive Vice President of Med-Design from 1995 until January 1998. Mr. White is currently an independent insurance consultant. From 1984 until joining Med-Design in 1995, Mr. White was Senior Vice President of Rollins Hudig Hall, a multinational insurance firm, where he designed, marketed and serviced complex insurance programs for large national and international clients.

         James E. Schleif and Joseph N. Bongiovanni, III are brothers-in-law.

       II. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO ELIMINATE
                    CLASSIFICATION OF THE BOARD OF DIRECTORS

         The Board of Directors is proposing that shareholders amend paragraph 11 of Med-Design's Certificate of Incorporation to eliminate classification of the Board of Directors so that each director will stand for reelection on an annual basis. Currently, the Board is divided into three classes serving staggered, three-year terms.

         The classified board structure was approved by Med-Design's stockholders in 2001. The Board of Directors believes that the classified board structure has provided certain advantages to Med-Design, including continuity and stability in the Board's leadership and policies, which facilitates long-term planning and enhances the ability of the Board to implement business strategies. In addition, the classified board may be deemed to protect stockholders against potentially coercive takeover tactics where a party attempts to acquire control on terms that do not offer the greatest value to all stockholders.

         On the other hand, some investors and others have expressed a view that a classified board structure reduces the accountability of directors. They argue that the election of directors is the primary means for stockholders to influence corporate governance policies and that a classified Board structure reduces the accountability of directors because stockholders are unable to evaluate and elect all directors on an annual basis. Moreover, investors and others argue that classified boards discourage takeover proposals and proxy contests that could have the effect of increasing stockholder value. As a result, a number of corporations have determined that principles of good corporate governance dictate that all directors of a corporation should be elected annually.

         After consideration of the advantages and disadvantages relating to a classified board, the Board has determined that it would be appropriate to have all directors elected by stockholders on an annual basis, and is therefore recommending approval of the proposed amendment.

         If the proposed amendment is approved, the text of paragraph 11 of Med-Design's Certificate of Incorporation will read as follows:

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                                                          Draft 05 June 11, 2004

                  11. The term of each director shall be from the effective date of such director's election until the next annual meeting of stockholders and upon the election and qualification of such director's successor, subject to such director's earlier death, resignation or removal.

                  The term of each director who is serving as a director on [date of filing of Certificate of Amendment] shall expire at the next annual meeting of stockholders after such date and upon the election and qualification of such director's successor, subject, however, to such director's earlier death, resignation or removal, notwithstanding that such director may have been elected for a term that extended beyond the date of such next annual meeting of stockholders.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ADOPTION OF THE AMENDMENT TO MED-DESIGN'S CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFICATION OF THE BOARD OF DIRECTORS.

           III. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP ("PwC") as independent accountants to audit the financial statements of Med-Design for the fiscal year ending December 31, 2004. PwC were our independent accountants for the fiscal year ended December 31, 2003. In accordance with our past practice, this selection will be presented to the stockholders for ratification at the annual meeting. If the stockholders do not ratify the appointment of PwC, the selection of the independent public accountants may be reconsidered by the Audit Committee. A representative of PwC is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she desires to do so and to answer appropriate questions.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PWC.

                                IV. OTHER MATTERS

         The Board of Directors does not know of any other matter that may be brought before the annual meeting. However, if any such other matters are properly brought before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                              CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES AND OTHER CORPORATE GOVERNANCE DOCUMENTS

         Our Corporate Governance Guidelines, which include guidelines for determining director independence and other matters relating to our corporate governance, are available on our website. In addition, our other corporate governance documents, including the Charter of the Audit Committee, the Charter of the Corporate Governance and Nominating Committee, the Charter of the Compensation Committee and our Code of Conduct, are also available on our website. Stockholders may access these documents on the Corporate Governance page of the Investor Relation section of our website at www.Med-Design.com/corporategov.html.

BOARD INDEPENDENCE

         The Board of Directors has determined that each of Ralph Balzano, Paul
D. Castignani, D. Walter Cohen, Vincent J. Papa, Stephen E. Smith, Jr., Pasquale
L. Vallone and Gilbert M. White is an independent director within the meaning of the rules of The Nasdaq Stock Market, Inc. In addition, the Board has determined that each of the members of the Audit Committee, the Corporate Governance and Nominating Committee and the Compensation Committee is also independent within the meaning of the rules of The Nasdaq Stock Market, Inc.

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                                                          Draft 05 June 11, 2004

BOARD OF DIRECTORS AND BOARD COMMITTEES

         The Board of Directors held nine meetings during 2003. All Board members attended the 2003 annual meeting of stockholders.

         We have an Audit Committee, Corporate Governance and Nominating Committee, Compensation Committee and Investment Committee.

Audit Committee

         The Audit Committee is currently comprised of Messrs. Castignani (Chairman), Papa and Vallone. The Audit Committee has sole authority to retain, compensate, terminate, oversee and evaluate the independent auditors, and reviews and approves in advance all audit and non-audit services (other than prohibited non-audit services) performed by the independent auditors. In addition, the Audit Committee reviews and discusses with management and the independent auditors the annual audited financial statements and quarterly financial statements included in our filings with the Securities and Exchange Commission; oversees our compliance with legal and regulatory requirements; and meets separately with the independent auditors as often as deemed necessary or appropriate by the Committee. In this regard, the Audit Committee also reviews major issues regarding accounting principles and financial statement presentation, and periodically discusses with management our major financial risk exposures and the steps that management has taken to monitor and control such exposures.

         The Charter of the Audit Committee is attached to this proxy statement as Appendix A.

         The Board of Directors has determined that Mr. Castignani is an "audit committee financial expert" as that term is defined in Securities and Exchange Commission regulations, and, therefore, Mr. Castignani qualifies as a financially sophisticated audit committee member as required by The Nasdaq Stock Market, Inc.'s corporate governance rules.

         The Audit Committee met five times during 2003.

Corporate Governance and Nominating Committee

         The Corporate Governance and Nominating Committee is currently comprised of Dr. Cohen (Chairman) and Messrs. Smith, Vallone and White. The Committee recommends to the Board of Directors nominees for election as directors, the responsibilities of Board committees, and each committee's membership; oversees the annual evaluation of the Board and Board committees; reviews the adequacy of Med-Design's Corporate Governance Guidelines; and recommends other corporate governance-related matters for consideration by the Board.

Compensation Committee

         The Compensation Committee is currently comprised of Messrs. Balzano, Castignani, Papa (Chairman), Vallone and White. The Committee is responsible for developing and recommending to the Board compensation plans and programs for executive officers and other employees and annually reviewing the adequacy of the plans and programs; establishing compensation arrangements and incentive goals for executive officers and administering our incentive and equity-based plans; reviewing the performance of executive officers, awarding incentive compensation and adjusting compensation arrangements as appropriate based on performance and other factors; and reviewing and monitoring management development and succession plans.

         The Compensation Committee met four times during 2003.

Investment Committee

         The Investment Committee is currently comprised of Messrs. Balzano, Donegan (Chairman) and Castignani. The Committee is responsible for advising the Board on matters involving the investment of Med-Design's available cash and developing policies related to these investments.

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                                                          Draft 05 June 11, 2004

CONSIDERATION OF DIRECTOR CANDIDATES

         The Corporate Governance and Nominating Committee considers candidates for Board membership. The Charter of the Corporate Governance and Nominating Committee requires that the Committee consider and recommend to the Board the appropriate size, function and needs of the Board, so that the Board as a whole collectively possesses a broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of Med-Design's business. The Committee determines what types of backgrounds, skills, and attributes of Board members are needed to help strengthen and balance the Board, taking into account the qualities described above when recommending to the Board nominees for election as directors. The manner in which the Corporate Governance and Nominating Committee evaluates the potential directors will be the same for candidates recommended by stockholders as for candidates recommended by others. Stockholders can recommend candidates for nomination by writing to the Chairman of the Corporate Governance and Nominating Committee, c/o The Med-Design Corporation, 2810 Bunsen Avenue, Ventura, California 93003. In order to enable consideration of the candidate in connection with our 2005 annual meeting of stockholders, a stockholder must submit the following information by December 31, 2004: (1) The name of the candidate and information about the candidate that would be required to be included in a proxy statement under the rules of the Securities and Exchange Commission; (2) information about the relationship between the candidate and the recommending stockholder; (3) the consent of the candidate to service as a director; and (4) proof of the number of shares of Med-Design common stock that the recommending stockholder owns and the length of time the shares have been owned. In considering any candidate proposed by a stockholder, the Corporate Governance and Nominating Committee will reach a conclusion based on the criteria described above. The Corporate Governance and Nominating Committee may seek additional information regarding the candidate. After full consideration, the stockholder proponent will be notified of the decision of the committee.

COMMUNICATIONS WITH THE BOARD

         Stockholders and other interested persons may communicate with the Board of Directors by writing to the Board of Directors, c/o The Med-Design Corporation, 2810 Bunsen Avenue, Ventura, California 93003 or, if the communication is to be directed solely to the independent members of the Board, to Independent Directors, c/o The Med-Design Corporation, 2810 Bunsen Avenue, Ventura, California 93003. In addition, stockholders and other interested parties may contact our Audit Committee to report complaints about our accounting, internal accounting controls or auditing matters by writing to the Audit Committee, c/o The Med-Design Corporation, 2810 Bunsen Avenue, Ventura, California 93003. Communications to the Board of Directors or the independent directors regarding accounting, internal accounting controls or auditing matters will be referred to the Audit Committee. Other concerns will be addressed as determined by the Board of Directors or, if applicable, the independent directors. You can report your concerns to the Board of Directors, the independent directors or the Audit Committee anonymously or confidentially.

CODE OF CONDUCT

         We have a Code of Conduct applicable to all of our officers, other employees and directors. Among other things, the Code of Conduct is designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; to promote full, fair, accurate, timely and understandable disclosures in periodic reports required to be filed by us; and to promote compliance with applicable governmental laws, rules and regulations. The Code of Conduct provides for the prompt internal reporting of violations of the Code of Conduct to an appropriate person identified in the Code of Conduct and contains provisions regarding accountability for adherence to the Code of Conduct. To the extent permissible under applicable regulations and Nasdaq rules, we intend to satisfy the disclosure requirements regarding any amendment to, or waiver from, a provision of our Code of Conduct by disclosing such matters in the Investor Relations section of our website.

COMPENSATION OF DIRECTORS

         Non-employee directors receive $500 per board of directors meeting attended and annually receive options to purchase 10,000 shares of our common stock, with an exercise price equal to the closing market price on the date of grant, as compensation for services on our board of directors. Non-employee directors also receive $500 for each in-person committee meeting attended and $500 for every three telephonic committee meetings attended. No other directors receive cash or other compensation for services on our board of directors or any board committee. All directors are entitled to reimbursement for reasonable expenses incurred in the performance of their duties as board members.

                                                          Draft 05 June 11, 2004

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Gilbert M. White served on our Compensation Committee during 2003. Mr. White served as our Executive Vice President from June 1995 to January 1998.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth for the years ended December 31, 2003, 2002 and 2001, information regarding compensation we paid to our Chief Executive Officer and the other most highly paid executive officers whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 2003.

                                               SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM COMPENSATION
                                                   ANNUAL COMPENSATION                              AWARDS
                                       --------------------------------------------     ---------------------------------
                                                                                        RESTRICTED
                                                                     OTHER ANNUAL         STOCK            SECURITIES
NAME AND PRINCIPAL POSITION            YEAR   SALARY($)  BONUS($)   COMPENSATION($)      AWARDS($)     UNDERLYING OPTIONS
---------------------------            ----  ----------  --------   ---------------     ----------     ------------------

James M. Donegan                       2003    354,000          -      753,738(1)           -                 20,000
   Chairman, Chief Executive Officer   2002    354,000     50,000      753,738(1)           -                200,000
   and President                       2001    338,000     20,000      753,738(1)           -                175,000

David R. Dowsett(2)                    2003    210,000          -               -           -                 37,500
   Vice President and                  2002    115,272          -               -           -                300,000
   Chief Operating Officer


Lawrence D. Ellis                      2003    168,000          -               -           -                      -
   Vice President and                  2002    168,000     30,000               -           -                 89,000
   Chief Financial Officer             2001    160,000     20,000               -           -                 75,000


Joseph N. Bongiovanni, III             2003    160,000          -               -           -                      -
   Vice President and Secretary        2002    160,000     30,000               -           -                 67,000
                                       2001    140,000     20,000               -           -                 75,000

__________
(1) Represents 59,702 shares of common stock for 2003, 2002 and 2001 awarded to Mr. Donegan as compensation for past service. In 2000, our Compensation Committee, after consultation with outside professional compensation consultants, determined that Mr. Donegan had been under-compensated since our inception and authorized an award of approximately 59,701 shares of common stock per year for the following four years as compensation for past service, or an aggregate of 238,806 shares. Each annual award is conditioned on Mr. Donegan remaining an officer, director or consultant of Med-Design.

(2) Mr. Dowsett was employed as our Chief Operating Officer and Vice President on June 1, 2002.

                                                          Draft 05 June 11, 2004

STOCK OPTIONS

         The following table sets forth certain information concerning grants of stock options made during 2003 to the persons named in the Summary Compensation Table.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                NUMBER OF       PERCENT OF
                               SECURITIES     TOTAL OPTIONS
                               UNDERLYING       GRANTED TO      EXERCISE
                                 OPTIONS       EMPLOYEES IN      PRICE     EXPIRATION  GRANT DATE PRESENT
          NAME                   GRANTED       FISCAL YEAR       ($/SH)       DATE         VALUE ($)(1)
          ----                   -------       -----------       ------       ----         ------------

James M. Donegan                20,000(2)           6%            3.35       3/17/13          57,276

David R. Dowsett                37,500(3)          11%            4.14      10/17/13         127,065

______________
(1) These amounts represent the estimated fair value of stock options, measured at the date of grant using the Black-Scholes option pricing model. The grants issued to Messrs. Donegan and Dowsett have a range of expected volatility of 97.76% to 100.97%, a dividend yield of 0.00% and a range of risk free interest rate of 1.00% to 3.00%.

(2) The options were granted on March 17, 2003 and vest in full on March 17, 2008. Vesting may be accelerated as to all shares if the market price of our common stock reaches specified levels.

(3) The options were granted on October 17, 2003 and vest in full on October 17, 2004.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The following table summarizes option exercises during 2003 and the value of vested and unvested options for the persons named in the Summary Compensation Table at December 31, 2003. Year-end values are based upon a price of $4.50 per share, which was the closing price of a share of our common stock on December 31, 2003 as reported on the Nasdaq National Market. Value realized on exercised options is based upon the closing market price of our common stock on the date of exercise.

                  AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                                                   OPTIONS                 IN-THE-MONEY OPTIONS
                                                             AT FISCAL YEAR-END             AT FISCAL YEAR-END
                                                             ------------------             ------------------
                                SHARES
                               ACQUIRED       VALUE
            NAME              ON EXERCISE   REALIZED     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----              -----------   --------     -----------   -------------   -----------   -------------

James M. Donegan                    ---    $     ---       376,000         120,000     $ 1,692,000   $   540,000

David R. Dowsett                    ---          ---        75,000         262,500         337,500     1,181,250

Lawrence D. Ellis                   ---          ---       104,200          92,000         468,900       414,000

Joseph N. Bongiovanni, III        3,000       21,600       226,000          45,000       1,017,000       202,500

EMPLOYMENT AGREEMENTS

         Effective October 10, 2002, we entered into a three-year employment agreement with James M. Donegan, our Chairman of the Board, Chief Executive Officer and President. The agreement provides for an annual base salary of $354,000. Mr. Donegan was also granted a stock option to purchase 200,000 shares of our common stock under the agreement at an exercise price of $3.25 per share. Of the shares underlying the option, 100,000 shares vested immediately and the remaining balance will vest October 10, 2007. The options expire October 10, 2012. Vesting may be accelerated as to one-third, two-thirds and all unvested underlying shares if the market price of our common stock reaches specified levels.

                                                          Draft 05 June 11, 2004

         In June 2000, our Compensation Committee, after consultation with outside professional compensation consultants, determined that Mr. Donegan had been under-compensated since our inception and authorized an award of approximately 59,700 shares of common stock per year for the following four years as compensation for past service, or an aggregate of 238,806 shares. Each annual award is conditioned on Mr. Donegan remaining an officer, director or consultant of Med-Design.

         On June 1, 2002, we entered into a four-year employment agreement with David Dowsett, our Executive Vice President and Chief Operating Officer, which agreement was effective as of May 15, 2002. The agreement provides for an annual base salary of $210,000, a stock option grant covering 300,000 shares and an automobile allowance of $800 per month. The stock option was issued in two tranches, as to 187,500 shares on May 15, 2002 at an exercise price of $11.70 per share and as to 112,500 shares on July 26, 2002 at an exercise price of $6.51 per share. Of the shares underlying the May 15, 2002 grant representing 187,500 shares, 50,000 shares vested on October 15, 2002, 25,000 shares vested on May 15, 2003, 37,500 shares vested on May 15, 2004 and 37,500 shares will vest on each of May 15, 2005 and 2006. All of the 112,500 shares underlying the July 26, 2002 grant will vest on July 26, 2009. The options expire July 26, 2012. Vesting may be accelerated as to one-third, two-thirds and all unvested underlying shares if our earnings per share reaches specified levels.

         On October 17, 2003, we extended the term of our employment agreement with Mr. Dowsett to May 15, 2007. The extension does not affect his annual base salary but provided Mr. Dowsett with a stock option grant of 37,500 shares of common stock, which was made on October 17, 2003. The stock option has an exercise price of $4.14 per share, vests in full on October 17, 2004 and expires on October 17, 2013.

         On October 10, 2002, we entered into a three-year employment agreement with Lawrence D. Ellis, our Vice President and Chief Financial Officer. The agreement provides for an annual base salary of $168,000, the grant of a stock option to purchase 89,000 shares of common stock and an automobile allowance of $850 per month. The stock option has an exercise price of $3.25 per share and expires October 10, 2012. Of the shares underlying the option, 22,000 shares vested immediately and the remaining shares will vest October 10, 2007. Vesting may be accelerated as to one-third, two-thirds and all unvested underlying shares if the market price of our common stock reaches specified levels.

         On October 10, 2002 we entered into a three-year employment agreement with Joseph N. Bongiovanni, our Vice President and Corporate Secretary. The agreement provides for a base salary of $160,000, the grant of a stock option for 67,000 shares of common stock and an automobile allowance of $850 per month. The stock option has an exercise price of $3.25 per share and expires October 10, 2012. Of the shares underlying the option, 22,000 shares vested immediately and the remaining shares will vest October 10, 2007. Vesting may be accelerated as to one-third, two-thirds and all unvested underlying shares if the market price of our common stock reaches specified levels.

                                                          Draft 05 June 11, 2004

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee follows four basic principles in setting the compensation for Med-Design's executive officers:

         o annual compensation should, to a meaningful extent, reflect Med-Design's financial performance;

         o annual compensation should be competitive with that offered by other like-size companies in the industry;

         o executives should be compensated based on each executive's level of responsibility and contribution to Med-Design's goals; and

         o incentives should be provided that will tie long-term rewards for the executive officers to increases in stockholder value.

         In applying these principles, the Compensation Committee periodically reviews its approach to executive compensation with outside consultants and makes changes as competitive conditions and other circumstances warrant.

         During 2003, the base salaries of each of Med-Design's executive officers, including James M. Donegan, its Chief Executive Officer, were governed by the terms of employment agreements between each of the executives and Med-Design. The executives and Med-Design entered into these employment agreements in 2002. None of the executive officers received salary increases in 2003. In connection with entering into the employment agreements with each of the executive officers, Med-Design granted each executive officer a stock option grant in lieu of cash or stock bonuses throughout the term of the employment agreements. Under the terms of the employment agreements, any additional bonuses are to be made only in the event of extraordinary efforts or success. Any grant of additional bonus to Mr. Donegan, as Chief Executive Officer, is also subject to this criteria. The Committee did not believe that the criteria for additional bonuses was met by any executive officer in 2003.

         In October 2003, Med-Design extended its employment agreement with David Dowsett, extending the term to May 15, 2007. The extension did not affect Mr. Dowsett's annual salary, but it provided Mr. Dowsett with a stock option grant of 37,500 shares. In granting Mr. Dowsett the extension, the Compensation Committee considered the importance of continuity in the Chief Operating Officer position, and the efforts of Mr. Dowsett in attempting to effect Med-Design's strategy. In addition, the stock option grant is designed to align Mr. Dowsett's interests with those of Med-Design's stockholders.


July 7, 2004                                           COMPENSATION COMMITTEE
                                                       Ralph Balzano
                                                       Paul D. Castignani
                                                       Vincent J. Papa
                                                       Pasquale L. Vallone
                                                       Gilbert M. White

                                                          Draft 05 June 11, 2004

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee selects Med-Design's independent accountants.

         In response to legal and regulatory initiatives, as well as new corporate governance rules adopted by The Nasdaq Stock Market, Inc., the Board has adopted a new charter for the Audit Committee. The charter is attached as Appendix A to this proxy statement.

         Management is responsible for Med-Design's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of Med-Design's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report on those consolidated financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that Med-Design's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committee).

         Med-Design's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

         Based on these discussions and reviews, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Med-Design's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.



                                                        AUDIT COMMITTEE
March 5, 2004                                           Paul D. Castignani
                                                        Vincent J. Papa
                                                        Pasquale L. Vallone

                                                          Draft 05 June 11, 2004

                             AUDIT AND RELATED FEES

         The following table shows the fees that we incurred for audit and other services provided by PricewaterhouseCoopers LLP, our independent auditors, for fiscal years 2002 and 2003.

AUDITOR FEES
                                               2003               2002
                                            -----------       -----------
AUDIT FEES (1):                             $   181,569       $   167,905
AUDIT RELATED FEES (2):                           4,832            20,069
TAX FEES (3):                                    25,000            27,392
ALL OTHER FEES (4):                                  --            28,240
TOTAL:                                      $   211,402       $   243,606

__________

(1) Audit fees represent fees for services rendered for the audit of our financial statements and review of our quarterly financial statements.

(2) Audit-related fees represent fees for other assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. In 2002, such services related to services in connection with our employee benefit plan and services relating to review of the memoranda relating to private placements of our common stock and related registration statement. In 2003, such services related to Sarbanes-Oxley advisory services.

(3) For fiscal 2003 and 2002, tax fees related to the preparation of federal, state and local returns and tax compliance.

(4) Other fees related to consultation on the accounting treatment of stock awards.

                                                          Draft 05 June 11, 2004

                                PERFORMANCE GRAPH

         The graph below compares the cumulative total stockholder return of Med-Design's common stock with the cumulative total return of (i) the Nasdaq Stock Market - US Index (the "Nasdaq US Index") and (ii) the Nasdaq Stock Market
- Medical Devices, Instruments and Supplies Index (the "Nasdaq Medical Device Index") for the period from December 31, 1998 to December 31, 2003. The chart assumes $100 was invested on December 31, 1998 in each of Med-Design common stock, the Nasdaq US Index and the Nasdaq Medical Device Index and reflects reinvestment of dividends. Med-Design did not pay dividends during the period indicated.



                                [CHART OMITTED]

-------------------------------- ------------------------------ ------------------------------ ------------------------------
                                         MED-DESIGN                       NASDAQ                     NASDAQ MEDICAL
                                        COMMON STOCK                     US INDEX                     DEVICE INDEX
-------------------------------- ------------------------------ ------------------------------ ------------------------------
            1998                            $100.00                      $100.00                        $100.00
-------------------------------- ------------------------------ ------------------------------ ------------------------------
            1999                            $468.00                      $180.85                        $109.64
-------------------------------- ------------------------------ ------------------------------ ------------------------------
            2000                            $508.00                      $114.50                        $120.96
-------------------------------- ------------------------------ ------------------------------ ------------------------------
            2001                            $630.40                      $ 88.38                        $147.20
-------------------------------- ------------------------------ ------------------------------ ------------------------------
            2002                            $256.00                      $ 61.84                        $119.04
-------------------------------- ------------------------------ ------------------------------ ------------------------------
            2003                            $144.00                      $ 94.00                        $175.11
-------------------------------- ------------------------------ ------------------------------ ------------------------------

                                                          Draft 05 June 11, 2004

                  SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file reports of ownership of our securities and changes in ownership with the Securities and Exchange Commission. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations of these persons that no other reports were required, during the year ended December 31, 2003, all of our directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements, except as follows: Messrs. Balzano, Dowsett, Castignani, Cohen, Papa, Schleif, Smith, Vallone and Papa each filed a report after the applicable due date.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Joseph N. Bongiovanni, III, the senior partner of the law firm of Bongiovanni & Berger, is a director, Vice President and Secretary of Med-Design. During the fiscal years ended December 31, 2003 and 2002, Bongiovanni & Berger received $22,717 and $26,610, respectively, for legal services billed to Med-Design and for use of office space and other office related expenses.

                              STOCKHOLDER PROPOSALS

         Any stockholder proposal to be presented at the annual meeting of the Stockholders to be held in 2005 must be received by us on or before December 31, 2004 in order to be included in the proxy statement relating to the meeting. If a stockholder notifies us after December 31, 2004 of an intent to present a proposal at the 2005 Annual Meeting of the Stockholders, we may use our discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in the proxy statement.

                                          By Order of the Board of Directors




Dated:   July 7, 2004                     Joseph N. Bongiovanni, III, Secretary

                                   APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                          OF THE MED-DESIGN CORPORATION

I.       PURPOSE

         The Audit Committee (the "Committee") of the Board of Directors (the "Board") of The Med-Design Corporation (the "Company") is appointed by, and generally acts on behalf of, the Board. The Committee's purposes are:

         A. To assist the Board in its oversight of (1) the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company and (2) the Company's compliance with legal and regulatory requirements;

         B. To interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors' qualifications and independence; and

         C. To prepare the audit committee report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

         Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits, to independently verify management's representations, or to determine that the Company's financial statements are complete and accurate, are prepared in accordance with generally accepted accounting principles ("GAAP") or fairly present the financial condition, results of operations and cash flows of the Company in accordance with GAAP. These are the responsibilities of management and the independent auditors. The Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with GAAP, that the audit of the Company's financial statements has been carried out in accordance with applicable auditing standards or that the Company's independent auditors are in fact "independent."

II.      MEMBERSHIP

         A. The Committee shall be composed of at least three directors, each of whom must be independent. A director shall qualify as independent if the Board has affirmatively determined that the member has satisfied the basic independence criteria set forth in the Company's Corporate Governance Guidelines. In addition, members of the Committee must also satisfy the following additional requirements in order to be independent:

                  1. No Committee member or immediate family member of such Committee member may be an "affiliated person" of the Company or any of its subsidiaries, as that term is defined by the SEC;

                  2. No Committee member shall accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company or any of its subsidiaries, except for fees for services as a director and member of the Audit Committee and any other Board committee; and

                  3. No Committee member shall have participated in the preparation of the financial statements of the Company or any subsidiary of the Company (exclusive of former subsidiaries that are no longer subsidiaries of the Company) during the past three years.

         B. All members of the Committee must be able to read and understand fundamental financial statements. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior official with financial oversight responsibilities. To the extent possible, such member of the Committee shall be an "audit committee financial expert" as that term is defined by the SEC.

         C. The members of the Committee shall be nominated by the Corporate Governance and Nominating Committee and appointed by a majority of the Board for one-year terms or until their successors are duly appointed, subject to their earlier resignation, retirement, or removal. No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office. The Corporate Governance and Nominating Committee shall recommend, and the Board shall designate, one member of the Committee to serve as Chairperson.

         D. Generally, no member of the Committee may serve simultaneously on the audit committees of more than three public companies without a specific Board determination that such simultaneous service will not impair the ability of such Committee member to serve on the Committee.

III.     MEETINGS, PROCEDURES AND FUNDING

         A. The Committee shall meet as often as it may deem necessary and appropriate in its judgment, but in no event less than four times per year. A majority of the members of the Committee shall constitute a quorum.

         B. The Committee shall meet with the independent auditors and management in separate meetings, as often as it deems necessary and appropriate in its judgment.

         C. The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

         D. The Committee may request that any directors, officers, or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee requests.

         E. The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

         F. The Committee shall report to the Board on the matters discussed at each meeting of the Committee, including describing all actions taken by the Committee at the meeting.

         G. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

         H. The Committee may delegate authority to one or more members of the Committee where appropriate, but no such delegation shall be permitted if the authority is required by law, regulation or listing standard to be exercised by the Committee as a whole.

         I. The Committee shall have the authority to obtain advice and assistance from internal and external legal, accounting and other advisors.

         J. The Company shall provide appropriate funding, as determined by the Committee, for the Committee to retain any legal, accounting or other advisors and to provide for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties, in each case without requiring the Committee to seek Board approval.

IV.      DUTIES AND RESPONSIBILITIES

         A.       Financial Reporting Process

                  1. The Committee shall review and discuss with management and the independent auditors the annual audited financial statements to be included in the Company's annual report on Form 10-K and the quarterly financial statements to be included in the Company's quarterly reports on Form 10-Q. The Committee shall review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of internal controls and any special audit steps adopted in light of material control deficiencies; analyses prepared by management and the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including analysis of the effects of alternative GAAP methods on the financial statements; the effect of regulatory and accounting initiatives, as well as off-balance sheet arrangements, on the financial statements; the use of pro forma or non-GAAP financial information; and any correspondence with regulators or published reports that raise material issues with respect to, or that could have a significant effect on, the Company's financial statements.

                  2. The Committee shall recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K.

                  3. The Committee shall review earnings press releases prior to their release.

                  4. The Committee shall prepare the audit committee report required by the rules of the SEC to be included in the Company's annual proxy statement.

         B.       Risks and Control Environment

                  1. The Committee shall discuss periodically with management the Company's policies and guidelines regarding risk assessment and risk management, as well as the Company's major financial risk exposures and the steps that management has taken to monitor and control such exposures.

                  2. The Committee shall review periodically the Company's Code of Conduct.

                  3. The Committee shall meet periodically with the senior personnel performing the compliance officer function under the Code of Conduct, the independent auditors and outside counsel to review the Company's compliance with applicable laws and regulations and the Code of Conduct.

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                  4.       The Committee shall oversee the Company's disclosure
                           controls and procedures, including internal control over financial reporting and, where applicable, shall oversee changes in internal control over financial reporting intended to address any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting and any fraud involving management or other employees that is reported to the Committee. In addition, the Committee shall review and discuss the annual report of management on the effectiveness of the Company's internal control over financial reporting and the independent auditors' report on, and attestation of, such management report, to the extent those reports are required by SEC rules.

         C.       Independent Auditors

                  1. The Committee shall have the sole authority to retain, set compensation and retention terms for, terminate, oversee, and evaluate the activities of the Company's independent auditors. The independent auditors shall report directly to the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors.

                  2. The Committee shall review and approve in advance the retention of the independent auditors for the performance of all audit and non-audit services that are not prohibited and the fees for such services. Pre-approval of audit and non-audit services that are not prohibited may be pursuant to appropriate policies and procedures established by the Committee for the pre-approval of such services, including through delegation of authority to a member of the Committee. Any service that is approved pursuant to a delegation of authority to a member of the Committee must be reported to the full Committee at its next scheduled meeting.

                  3. Prior to initiation of the audit, the Committee shall meet with the independent auditors to discuss the planning and staffing of the audit, including the impact on staffing of applicable rotation requirements and other independence rules.

                  4. The Committee shall, at least annually, obtain and review a report by the independent auditors describing: (i) the independent auditors' internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities or a private sector regulatory board, within the preceding five years, respecting one or more independent audits performed by the auditing firm, and any steps taken to deal with any such issues.

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                  5.       The Committee shall review periodically any reports
                           prepared by the independent auditors and provided to the Committee relating to, among other things, the Company's critical accounting policies and practices; all alternative treatments within GAAP for policies and practices relating to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and any other material written communications between the independent auditors and management, such as any management letter.

                  6. The Committee shall discuss with the independent auditors any audit problems or difficulties, including any restrictions on the scope of the independent auditors' activities or on access to requested information, any disagreements with management, and any other matters required to be brought to the attention of the Committee under auditing standards (such as Statement on Auditing Standards No. 61). The Committee shall resolve any disagreements between the independent auditors and management.

                  7. The Committee shall take appropriate action to oversee the independence of the independent auditors. In this regard, the Committee shall ensure its receipt from the independent auditors of a formal written statement, consistent with Independence Standard Board Standards No. 1, delineating all relationships between the independent auditors and the Company, and shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditors.

                  8. After reviewing the reports from the independent auditors and the independent auditors' work throughout the audit period, the Committee will conduct an annual evaluation of the independent auditors' performance and independence. This evaluation also shall include the review and evaluation of the audit engagement team, including the lead audit partner. In making its evaluation, the Committee shall take into account the opinions of management. The Committee shall present its conclusions with respect to the evaluation of the independent auditors to the Board.

                  9. The Committee shall have the responsibility to set clear policies for the hiring by the Company of employees or former employees of the independent auditors. Specifically, the Company shall not hire as its Chief Executive Officer, Chief Financial Officer, Controller, Chief Accounting Officer, or any person serving in an equivalent position, any partner, employee or former employee of the Company's independent auditors who participated in any capacity in an audit of the Company during the one-year period preceding the date of initiation of the then-current audit.

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         D.       Evaluations and Reports

                  1. The Committee shall annually review and assess the performance of the Committee and deliver a report to the Board setting forth the results of its evaluation. In conducting its review and assessment, the Committee shall address matters that it considers relevant to its performance, including at a minimum, the adequacy, appropriateness and quality of the information and recommendations that the Committee presented to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

                  2. The Committee shall make regular reports to the Board on its activities, including reviewing any issues that arise respecting the quality and integrity of the Company's public reporting, the Company's compliance with legal and regulatory requirements, the performance and independence of the Company's independent auditors and the effectiveness of the Company's disclosure controls and procedures.

         E.       Other Matters

                  1. The Committee shall review any proposed related-party transactions involving executive officers and directors.

                  2. The Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

                  3. The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval.

                  4. The Committee shall maintain free and open communication with the Board, management and the independent auditors.

                  5. The Committee shall perform any other activities consistent with this Charter, the Company's Certificate of Incorporation, the Company's Bylaws, and governing law as the Committee or the Board may deem necessary or appropriate.



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